SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                    ___________

                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                               September 30, 1997
                 Date of report (Date of earliest event reported)

                                 MASCO CORPORATION
                (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-5794               38-1794485
(State or Other Jurisdiction    (Commission File Number)   (IRS Employer
 of Incorporation)                                         Identification No.)



21001 Van Born Road, Taylor, Michigan                           48180
     (Address of Principal Executive Offices)                 (Zip Code)

                                    (313) 274-7400
               (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

      The Registrant has received and now holds approximately 9.9 million shares, approximately 42% of the outstanding shares, of Emco Limited, a Canadian distributor and manufacturer of building materials for the home improvement and construction markets ("Emco"). The Emco shares were delivered to the Registrant, along with approximately $50 million in cash, by MascoTech, Inc. in payment of a promissory note issued by MascoTech, Inc. to the Registrant in October 1996. The Registrant's press release issued September 30, 1997 announcing the receipt of Emco shares is attached as Exhibit 99.a hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.  The following exhibit is filed herewith:

            99.a  Press Release dated September 30, 1997.

                                    SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              MASCO CORPORATION



                              By: /s/Richard G. Mosteller
                                   Richard G. Mosteller
                                   Senior Vice President - Finance



Date: October 9, 1997

                                   EXHIBIT INDEX



      99.a  Press Release dated September 30, 1997